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                                                                    EXHIBIT 23.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of our report dated March 30, 2004 relating to the financial statements of Behringer Harvard Mid-Term Value Enhancement Fund I, LP which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Dallas, Texas
September 14, 2004